UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 ☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2020, Daseke, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of March 25, 2020, the record date for the Annual Meeting, 64,598,025 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders and the final voting results for each such matter are set forth below.

Proposal 1 – Election of Directors

Each of the following persons was duly elected by the Company’s stockholders to serve as a director on the Company’s Board of Directors (the “Board”) until the Company’s 2021 Annual Meeting of Stockholders and until his successor is elected and qualified or his earlier death, resignation or removal, with votes as follows:

Nominee	For	Withhold	Broker Non-Votes
Brian Bonner	27,324,496	11,555,203	—
Charles F. Serianni	31,588,916	7,290,783	—
Jonathan Shepko	27,912,033	10,967,666	—

Proposal 2 – Ratification of Appointment of the Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified by the Company’s stockholders, with votes as follows:

For	Against	Abstained	Broker Non-Votes
35,904,427	2,963,464	11,808	—

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

The executive compensation of the Company’s named executive officers as described in “Compensation Discussion and Analysis” and related executive compensation tables of the proxy statement relating to the Annual Meeting was not approved by the Company’s stockholders, with votes as follows:

For	Against	Abstained	Broker Non-Votes
9,507,781	29,350,769	21,149	—

Proposal 4 – Amendment and Restatement of the Daseke, Inc. 2017 Omnibus Incentive Plan

The amendment and restatement of the Daseke, Inc. 2017 Omnibus Incentive Plan was not approved by the Company’s stockholders, with votes as follows:

For	Against	Abstained	Broker Non-Votes
9,809,504	29,060,464	9,731	—

Proposal 5 – Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as Amended, to Declassify the Board and Restatement of the Daseke, Inc. 2017 Omnibus Incentive Plan

The adoption of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to declassify the Board was approved by the Company’s stockholders, with votes as follows:

For	Against	Abstained	Broker Non-Votes
38,839,085	35,132	5,482	—

Proposal 6 – Advisory Vote on Stockholder Proposal Seeking to Cause the Repeal of the Classification of the Board

A stockholder proposal seeking to cause the repeal of the classification of the Board was approved by the Company’s stockholders, with votes as follows:

For	Against	Abstained	Broker Non-Votes
37,248,350	924,362	706,987	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

May 22, 2020	By:	/s/ Christopher Easter
	Name:	Christopher Easter
	Title:	Chief Executive Officer and Director